                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):          November 6, 2001



                           UNUMPROVIDENT CORPORATION
            (Exact name of registrant as specified in its charter)



             Delaware                     1-11834                62-1598430
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)



      1 Fountain Square                                   2211 Congress Street
Chattanooga, Tennessee  37402                            Portland, Maine  04122
                   (Address of principal executive offices)



                                (423) 755-1011
             (Registrant's telephone number, including area code)



                                Not Applicable
             (Former name, former address and former fiscal year,
                         if changed since last report)

                                     INDEX


Item 5.   Other Events

     (a) On November 6, 2001, the Company issued a press release reporting the Company's third quarter earnings which is incorporated herein by reference and attached hereto as Exhibit 99.1.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UnumProvident Corporation
                                 (Registrant)



Date: November 6, 2001           /s/ J. Harold Chandler
                                 -----------------------------------------------
                                 J. Harold Chandler
                                 Chairman, President and Chief Executive Officer

                               INDEX TO EXHIBITS

EXHIBIT

99.1    UnumProvident Corporation press release dated November 6, 2001.